Exhibit B
                        SETTLEMENT AGREEMENT AND RELEASE

     This  Settlement Agreement and Release ("Agreement") is made as of 21st day
                                                                        ----
of September, 2004, by and between ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation ("Entech") and STONEGATE SECURITIES.

     WHEREAS, Stonegate Securities has provided certain investment banking services to Entech; and

     WHEREAS, the parties to this Agreement desire to settle all amounts owed by Entech to Stonegate Securities in connection with investment banking services provided by Stonegate Securities to Entech up to and through August 30, 2004;

     NOW, THEREFORE, in satisfaction of any and all disputes and claims owing up to and through August 30, 2004, and in consideration of the release contained herein, the parties hereto agree as follows:

     1.     Payment.  Entech will pay two thousand five hundred dollars ($2,500)
            -------
in cash and issue seventy five thousand ($75,000) shares of the Entech common stock to Stonegate Securities for services performed by it to Entech up to and through August 30, 2004. The shares to be issued to Stonegate Securities will be issued pursuant to a registration statement on From S-8, as soon as Entech is current in all of its reporting obligations under the Securities Exchange Act of 1934, as amended.

     2.     Release.  In  consideration  of  the  payment  of  the  cash and the
            -------
issuance of the shares as set forth in Paragraph 1 of this Agreement, Stonegate Securities, for itself and its successor and assigns, will be deemed to have remised, released and forever discharged, and by these presents does, for itself and its successors and assigns, remise, release, and forever discharge Entech and its successors and assigns, of and from all manner of action and actions, causes of action, suits, debts and dues, claims and demands whatsoever, in law or in equity, which against Entech, Stonegate Securities ever had, now has, or which it and its successors and assigns hereafter can, shall or may have, for, upon or by reason of the investment banking services rendered by Stonegate Securities up to and through August 30, 2004.

     3.     Governing  Law.  This Agreement shall be governed by and interpreted
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in accordance with the laws of the State of California.

     4.     Entire  Agreement.  This  Agreement  sets forth the entire agreement
            -----------------
between the parties with regard to the subject matter hereof. No other agreements, covenants, representations or warranties, expressed or implied, oral or written, have been made by either party to the other with respect to the subject matter of this Agreement. All prior and contemporaneous conversations, negotiations, possible and alleged agreements and representations, covenants and warranties with respect to the subject matter hereof are waived, merged herein and superseded hereby.


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     5.     Modification  and Revocation.  This Agreement may not be modified or
            ----------------------------
revoked except by a written instrument executed by all parties to this Agreement.

     6.     Signatories.  All  signatories to this Agreement represent that they
            -----------
are duly authorized and have full power to enter into this Agreement.

     7.     Additional  Acts.  All  parties  shall  execute  and  deliver  all
            ----------------
documents and perform all further acts that may be reasonably necessary and useful to effectuate the purposes and provisions of this Agreement.


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     IN  WITNESS  WHEREOF,  the  parties hereto have executed and delivered this
Agreement  on  the  date  first  appearing  above.

                                         ENTECH ENVIRONMENTAL
                                         TECHNOLOGIES, INC.



                                         By:  /s/  Burr Northrup
                                            -----------------------------
                                         Title: President
                                               --------------------------

                                         STONEGATE SECURITIES



                                         By:  /s/  J.B. Shelmire
                                            -----------------------------
                                         Title: Partner
                                               --------------------------


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